UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 20, 2026

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43202	91-1646860

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	The Nasdaq Stock Market LLC
Floating Rate Notes due 2028	—	The Nasdaq Stock Market LLC
2.800% Notes due 2028	—	The Nasdaq Stock Market LLC
3.100% Notes due 2030	—	The Nasdaq Stock Market LLC
3.350% Notes due 2032	—	The Nasdaq Stock Market LLC
3.700% Notes due 2035	—	The Nasdaq Stock Market LLC
4.050% Notes due 2039	—	The Nasdaq Stock Market LLC
4.450% Notes due 2045	—	The Nasdaq Stock Market LLC
4.850% Notes due 2064	—	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.	3

SIGNATURES	5

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 20, 2026, Amazon.com, Inc. (the “Company”) held its Annual Meeting of Shareholders.

The following nominees were elected as directors, each to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified, by the vote set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Bezos	7,470,968,677	393,242,148	24,148,539	1,064,491,660
Andrew R. Jassy	7,803,190,739	65,688,660	19,479,965	1,064,491,660
Edith W. Cooper	7,644,518,512	221,722,802	22,118,050	1,064,491,660
Jamie S. Gorelick	7,298,413,009	566,479,319	23,467,036	1,064,491,660
Daniel P. Huttenlocher	7,781,614,899	83,580,848	23,163,617	1,064,491,660
Andrew Y. Ng	7,426,600,997	438,607,163	23,151,204	1,064,491,660
Indra K. Nooyi	7,724,900,429	137,471,449	25,987,486	1,064,491,660
Jonathan J. Rubinstein	7,078,042,809	785,068,955	25,247,600	1,064,491,660
Brad D. Smith	7,812,423,713	52,993,544	22,942,107	1,064,491,660
Patricia Q. Stonesifer	7,347,480,399	516,023,466	24,855,499	1,064,491,660
Wendell P. Weeks	7,751,614,351	114,022,271	22,722,742	1,064,491,660

The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2026 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
8,403,029,398	522,632,825	27,188,801	—

The compensation of our named executive officers as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
7,391,737,243	470,466,853	26,155,268	1,064,491,660

A shareholder proposal requesting a report on charitable partnerships was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
72,712,599	7,742,421,980	73,224,785	1,064,491,660

A shareholder proposal requesting additional reporting on impact of data centers on climate commitments was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,436,334,642	6,372,517,458	79,507,264	1,064,491,660

A shareholder proposal requesting a report on impact of climate commitments was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
95,945,426	7,732,242,560	60,171,378	1,064,491,660

A shareholder proposal requesting a mandatory independent board chair policy was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,112,511,990	6,730,245,638	45,601,736	1,064,491,660

A shareholder proposal presented at the Annual Meeting of Shareholders pursuant to the Company’s bylaws requesting that the Company establish and maintain a worker-oriented AI advisory council was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
49,093	7,888,309,366	905	1,064,491,660

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Susan K. Jong
Susan K. Jong
Vice President and Secretary

Dated: May 22, 2026

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